UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) January 21, 2016

American River Bankshares

(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)(3) On January 20, 2016, the Board of Directors of the registrant, American River Bankshares, approved the Eleventh Amendment to the American River Bankshares 2005 Executive Annual Incentive Plan (the “Plan”). The Eleventh Amendment modifies Attachment A of the Plan by setting the performance metrics and the weightings for 2016, and Attachment B of the Plan, Funding Thresholds. The ROE Relative to Peers and the Loan Growth Relative to Peers are tied to the peer group determined on an annual basis by the Company’s Compensation Committee. The ROE Relative to Internal Target has been reset to the budget for 2016. The Eleventh Amendment sets the performance metrics and the weightings for 2016 for the incentive compensation plan as follows:

The following weightings were assigned to the metrics for the Chief Executive Office:

ROE Relative to Peers	41.25%
Loan Growth Relative to Peers	25.00%
ROE Relative to Internal Target	33.75%

The following weightings were assigned to the metrics for the Chief Financial Officer and the Chief Credit Officer:

ROE Relative to Peers	37.50%
Loan Growth Relative to Peers	10.00%
ROE Relative to Internal Target	42.50%
Quality of Bank Performance	10.00%

The following weightings were assigned to the metrics for the Chief Operating Officer:

ROE Relative to Peers	37.50%
Loan Growth Relative to Peers	10.00%
ROE Relative to Internal Target	32.50%
Quality of Bank Performance	20.00%*

*If this metric is met the weighting will drop to 10% for Quality of Bank Performance and the payout for ROE Relative to Internal Target will increase from 32.50% to 42.50%.

The minimum Funding Threshold (Attachment B of the Plan), remains a Quality of Bank Performance. Attaining the minimum Funding Threshold is required to attain incentive compensation for any of the metrics.

The targeted incentive as a percent of salary would be as follows:

Chief Executive Officer	50%
Chief Financial Officer, Chief Operating Officer, and Chief Credit Officer	30%

The target for the ROE Relative to Peers and Loan Growth Relative to Peers is the 50th percentile and would result in attaining 100% of the available payout. Attaining the 30th percentile would result in a payout of 50% of the available payout and attaining the 75th percentile would result in a payout of 150% of the available payout. Results achieved between the minimum and maximum would result in a pro rata share of the incentive available.

The ROE Relative to Internal Target metric minimum is set at 85% of the target and results in incentive compensation equal to 50% of the available payout. The maximum for this metric is set at 120% of the target and results in incentive compensation equal to a 150% of the available payout for this metric. Results achieved between the minimum and maximum would result in a pro rata share of the incentive available.

The foregoing is qualified in its entirely and should be read in conjunction with the Plan, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on October 27, 2005, the First Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on March 17, 2006, the Second Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on March 23, 2007, the Third Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on February 22, 2008, the Fourth Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on March 20, 2009, the Fifth Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on March 17, 2010, the Sixth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on March 17, 2011, the Seventh Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on February 16, 2012, the Eighth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on January 31, 2013, the Ninth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on January 16, 2014, and the Tenth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on January 27, 2015.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements

Not Applicable.

(b) Pro Forma Financial Information

Not Applicable.

(c) Shell Company Transactions

Not Applicable.

(d) Exhibits

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
January 21, 2016	Mitchell A. Derenzo, Chief Financial Officer